UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2024

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ARCADIUM LITHIUM PLC

(Exact name of registrant as specified in its charter)

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Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 2550 Philadelphia, PA United States 19103	Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland V14 E370

(Address of principal executive offices) (Zip Code)

215-299-5900	353-1-6875238

(Registrant's telephone number, including area code)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.	☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 25, 2024, Arcadium Lithium plc (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 1,075,210,958 ordinary shares of the Company were entitled to vote as of May 31, 2024, the record date for the Annual Meeting. The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1:

Election of twelve Directors to hold office until the 2025 Annual Meeting of Stockholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Paul W. Graves	619,737,179	17,089,000	969,115	63,005,771
Michael F. Barry	618,398,719	18,639,520	757,055	63,005,771
Peter Coleman	606,937,180	30,058,046	800,068	63,005,771
Alan Fitzpatrick	578,255,852	58,715,364	824,078	63,005,771
Florencia Heredia	632,219,038	4,782,031	794,225	63,005,771
Leanne Heywood	629,494,365	7,480,592	820,337	63,005,771
Christina Lampe Önnerud	632,401,538	4,438,441	955,315	63,005,771
Pablo Marcet	618,249,164	18,701,303	844,827	63,005,771
Steven T. Merkt	607,996,404	28,976,938	821,952	63,005,771
Fernando Oris De Roa	615,650,698	21,262,307	882,289	63,005,771
Robert C. Pallash	608,475,354	28,434,642	885,298	63,005,771
John Turner	618,392,375	18,537,427	865,492	63,005,771

Each of the nominees was re-elected by the Company’s shareholders as Directors to hold office until the 2025 Annual Meeting of Shareholders.

PROPOSAL 2:

Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions
696,680,017	2,923,419	1,197,629

Proposal 2 was approved by the Company’s shareholders.

PROPOSAL 3:

Approval of, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
565,786,520	70,584,464	1,424,310	63,005,771

On an advisory basis, the Company’s shareholders approved the compensation of the Company’s named executive officers.

PROPOSAL 4:

Indication, on an advisory basis, of the preferred frequency of future advisory votes to approve named executive officer compensation.

1 Year	2 Years	3 Years	Abstentions
627,566,563	620,173	8,690,528	918,030

On an advisory basis, the Company’s shareholders approved a preferred frequency of one year for future advisory votes to approve named executive officer compensation.

Disclosure Regarding Frequency of Shareholders Advisory Vote on Executive Compensation

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our shareholders, the Board of Directors of the Company has decided that it will include an advisory shareholders vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholders votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2030.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIUM LITHIUM PLC (Registrant)

By:	/s/ GILBERTO ANTONIAZZI
Gilberto Antoniazzi, Vice President and Chief Financial Officer

Date: July 31, 2024